As filed with the Securities and Exchange Commission on October 1, 1997
                                              Securities Act File No. 333-00479
                                      Investment Company Act File No. 811-07507

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                       ----

        Pre-Effective Amendment No.
        Post-Effective Amendment No.  4                                 X

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                          X
        Amendment No.   6                                               X

                            BT Insurance Funds Trust
               (Exact Name of Registrant as Specified in Charter)

                               One Exchange Place
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, including Area Code: (617) 573-1529

Name and Address of Agent for Service:               Copies to:
Brigid O. Bieber, Esq.                               Burton M. Leibert, Esq.
First Data Investor Services Group, Inc.             Willkie Farr & Gallagher
One Exchange Place                                   One Citicorp Center
Boston, Massachusetts  02109                         New York, NY 10022-4669

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of the Registration Statement.

        It is proposed that this filing will become effective:

          X   immediately upon filing pursuant to paragraph (b), or
               on pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1), or on pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on __________ pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of Beneficial Interest, $0.001 par value per share, of all series and classes of the Registrant, then existing or thereafter created, and will file a Rule 24f-2 Notice within 60 days after the close of the Registrant's fiscal year.

                            BT INSURANCE FUNDS TRUST

                                    FORM N-1A

                              CROSS REFERENCE SHEET



Part A.
Item No.                                                                    Prospectus Caption

Item 1. Cover Page............................................              Cover Page

Item 2. Synopsis..............................................              Not Applicable

Item 3. Condensed Financial Information.......................              Not Applicable

Item 4. General Description of Registrant.....................              Investment Objectives and Policies; Risk Factors and
                                                                            Certain Securities and Investment Practices; Who May
                                                                            Want to Invest; Investment Principles and Risks

Item 5. Management of the Fund................................              Management of the Trust; Purchase and Redemption of
                                                                            Shares

Item 5A. Management's Discussion of
        Fund Performance......................................              Not Applicable

Item 6. Capital Stock and Other Securities....................              Dividends, Distributions and Taxes

Item 7. Purchase of Securities Being Offered..................              Net Asset Value; Purchase and Redemption of Shares

Item 8. Redemption or Repurchase..............................              Purchase and Redemption of Shares

Item 9. Pending Legal Proceedings.............................              Not Applicable







N-1A                                                                        Statement of Additional
Item No.                                                                    Information Caption

Item 10.   Cover Page.........................................              Cover Page

Item 11.   Table of Contents..................................              Table of Contents

Item 12.   General Information and History....................              Not Applicable

Item 13.   Investment Objectives and Policies.................              Risk Factors and Certain Securities and Investment
                                                                            Practices

Item 14.   Management of the Fund.............................              Management of the Trust; Organization of the Trust

Item 15.   Control Persons and Principal
        Holders of Securities.................................              Management of the Trust; Organization of the Trust

Item 16.   Investment Advisory and
        Other Services........................................              Management of the Trust

Item 17.   Brokerage Allocation and
        Other Practices.......................................              Valuation of Securities; Redemption in Kind

Item 18.   Capital Stock and Other Securities.................              Risk Factors and Certain Securities and Investment
                                                                            Practices

Item 19.   Purchase, Redemption and
        Pricing of Securities Being Offered...................              Valuation of Securities; Redemption in Kind

Item 20.   Tax Status.........................................              Taxation

Item 21.   Underwriters.......................................              Valuation of Securities; Redemption in Kind

Item 22.   Calculation of Performance Data....................              Performance Information

Item 23.   Financial Statements...............................              Not Applicable


Part C
Information required to be included in Part C is set forth under the appropriate Item, so number, in Part C of this Registration Statement.

BT INSURANCE FUNDS TRUST

                              U.S. BOND INDEX FUND

                                     PROSPECTUS
                              OCTOBER 1, 1997


This Prospectus offers shares of the U.S. Bond Index Fund (the "Fund"), a series of BT Insurance Funds Trust (the "Trust"), which is an open-end management investment company currently having seven series. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies").

The Fund seeks to replicate as closely as possible the performance of the Lehman Brothers Aggregate Bond Index before the deduction of Fund expenses (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Bankers  Trust  Company  ("Bankers  Trust")  is  the  investment   manager  (the
"Manager") of the Fund.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference. You may request a free copy of the SAI by calling your insurance company's Customer Service Center at the telephone number shown in the accompanying offering memorandum.

Fund shares are not deposits or obligations of, or guaranteed by, Bankers Trust or any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   BANKERS TRUST GLOBAL INVESTMENT MANAGEMENT,
                         a unit of BANKERS TRUST COMPANY
                         Investment Manager of the Fund

                          FIRST DATA DISTRIBUTORS, INC.
                                   Distributor
                               4400 Computer Drive
                              Westborough, MA 01581

                                TABLE OF CONTENTS

                                                                           Page

THE FUND.................................................................   3

  Who May Want to Invest
  Investment Principles and Risks


THE FUND IN DETAIL........................................................  4

  Investment Objectives and Policies
  Risk Factors and Certain Securities and Investment Practices
  Net Asset Value
  Performance Information and Reports
  Management of the Trust


SHAREHOLDER AND ACCOUNT POLICIES.......................................... 13

  Purchase and Redemption of Shares
  Dividends, Distributions and Taxes

                                    THE FUND

The Fund seeks to replicate as closely as possible (before deduction of Expenses) the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities. The Fund will be invested primarily in fixed income securities of the U.S. government or any agency thereof, publicly issued fixed rate domestic debt of industrial, financial, and utility corporations, and U.S. dollar denominated fixed income securities of foreign and supranational entities issued publicly in the United States. The Fund will also invest in mortgage pass-through securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").

WHO MAY WANT TO INVEST

Shares of the Fund are available to the public only through the purchase of Contracts issued by the Companies.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach and attempts to replicate the investment performance of the Aggregate Bond Index through statistical procedures.

The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests for growth and does not pursue income as a primary objective. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

INVESTMENT PRINCIPLES AND RISKS

The value of the Fund's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.

When investors sell Fund shares, they may be worth more or less than what the investor paid for them. See "Risk Factors and Certain Securities and Investment Practices" for more information.

                               THE FUND IN DETAIL

INVESTMENT OBJECTIVES AND POLICIES

The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Fund's SAI. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to replicate as closely as possible (before deduction of Fund expenses) the investment performance of the Aggregate Bond Index, a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year. As of August 31, 1997, the major classes of fixed-income securities represented the following proportions of the Aggregate Bond Index's total market value.

                                                              Aggregate
                                                             Bond Index

U.S. Treasury and agency securities                               50%
Corporate bonds                                                   15%
International (dollar-denominated) bonds                           4%
Mortgage-backed securities                                        30%
Asset Backed Securities                                            1%
Dollar-weighted average maturity (Years)                          8.8yrs

The Fund will be unable to hold all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Aggregate Bond Index, selecting one or two issues to represent entire "classes" or types of securities in the Aggregate Bond Index. The Fund will be constructed so as to match as closely as possible the composition of the Aggregate Bond Index by investing in fixed-income securities approximating their relative proportion of the Aggregate Bond Index's total market value.

The Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Fund may hold more short-term corporate bonds (and, in turn, hold fewer short U.S. Treasury bonds) than represented in the Aggregate Bond Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk.

Fixed-income securities will be primarily of investment grade quality - i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB-by Standard & Poor's Ratings Group ("S&P"). Securities rated Baa or BBB possess some speculative characteristics.

The Fund may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. government and in U.S. government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government ("U.S. Government Securities"). Such "agency" securities may not be backed by the "full faith and credit" of the U.S. government. Such U.S. government agencies may include the Farm Credit Banks and the Resolution Trust Corporation. Even though they all carry top (AAA) credit ratings, agency obligations are not explicitly guaranteed by the U.S. government and so are perceived as somewhat riskier than comparable Treasury bonds.

As a mutual fund investing primarily in fixed-income securities, the Fund is subject to interest rate, income, call and credit risks. Since the Fund also invests in mortgage-backed securities, it is also subject to prepayment risk. See "Risk Factors and Certain Securities and Investment Practices."

General

Over time, the correlation between the performance of the Fund and the Aggregate Bond Index is expected to be 0.95 or higher before deduction of Fund expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Aggregate Bond Index. The Fund's ability to track the Aggregate Bond Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, changes in either the composition of the Aggregate Bond Index or the assets of the Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Fund seeks to track the Aggregate Bond Index, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of the Aggregate Bond Index.

As a diversified fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval. No more than 15% of the Fund's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days). Additional investment policies of the Fund are contained in the SAI.

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Aggregate Bond Index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the Aggregate Bond Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or the Aggregate Bond Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices -- Derivatives."

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets. The Fund will not invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Fund) to protect the Fund against potential market declines.

The Fund may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The Fund may also invest in mortgage-related and other asset-backed securities. See "Risk Factors and Certain Securities and Investment Practices" for more information about the investment practices of the Fund.

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies Bankers Trust may employ in pursuit of the Fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund, which are sent to Fund shareholders on a semi-annual basis.


Fixed Income Security Risk

Investors in the Fund are exposed to four types of risk from fixed income securities: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Fund's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund; and (4) Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

For descriptions of the investment objective, policies and restrictions of the Fund, see "The Fund in Detail" and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI.

Securities and Investment Practices


Short-Term Investments. The Fund may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Fund's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.

U.S. Government Securities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 30% of the value of the Fund's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, Bankers Trust will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


When Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with its custodian a segregated account containing cash or liquid portfolio securities in an amount at least equal to these commitments.

Mortgage-Related Securities. As part of its effort to replicate the investment performance of the Aggregate Bond Index, the Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. See "Risk Factors and Certain Securities and Investment Practices."

The Fund may purchase mortgage-backed securities issued by the GNMA, the FHLMC, the FNMA, and the Federal Housing Authority ("FHA"). GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. The Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government. Mortgage securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

Derivatives


The Fund may invest in various instruments that are commonly known as "derivatives". Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund.

Securities Index Futures and Related Options. The Fund may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Fund's assets are invested in futures and options at any time. When the Fund has cash from new investments in the Fund or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.


Swap Agreements. The Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.

Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

Warrants. The Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on a recognized United States stock exchange). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Convertible Securities. The Fund may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Further risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Fund are:
(i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Fund.

Asset Coverage. To assure that futures and related options, as well as when-issued and delayed-delivery securities, interest rate swaps and related options transactions are not used by the Fund to achieve excessive investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Fund's custodian containing cash or liquid portfolio securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Portfolio Turnover

The frequency of Fund transactions - the Fund's turnover rate - will vary from year to year depending on market conditions and the Fund's cash flows. The Fund's annual portfolio turnover rate is not expected to exceed 100%.

NET ASSET VALUE

The Fund is open for business each day the NYSE is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which under normal circumstances is 4:00 p.m., New York time. The net asset value per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of its shares outstanding. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value.

PERFORMANCE INFORMATION AND REPORTS

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by the expenses of the Fund.

Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Performance information may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of the Fund, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Total returns are based on past results and are not an indication of future performance.

Shareholders will receive audited annual financial reports and unaudited semi-annual financial reports that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. For current Fund performance or a free copy of the Fund's financial report, please contact the relevant Company or Bankers Trust.

MANAGEMENT OF THE TRUST

Board of Trustees

The affairs of the Fund are managed under the supervision of the Board of Trustees of the Trust, of which the Fund is a series. By virtue of the responsibilities assumed by Bankers Trust, neither the Trust nor the Fund require employees other than the Trust's officers. None of the Trust's officers devotes full time to the affairs of the Trust or the Fund.


For more information with respect to the Trustees of the Trust, see "Management of the Trust" in the SAI.


Investment Manager

The Fund has retained the services of Bankers Trust Company, as investment manager. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 180 offices in more than 48 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $233 billion in assets under management globally. Of the total, approximately $129.4 billion are in index assets alone, making Bankers Trust one of the
nation's  leading  managers of index funds.       Bankers Trust,  subject to the
supervision and direction of the Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund, employs professional investment managers and securities analysts who provide research services to the Fund, oversees the administration of all aspects of the Trust's business and affairs and supervises the performance of professional services provided by other vendors. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment manager. All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.

As compensation for its services to the Fund, Bankers Trust receives a fee from the Fund, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Fund for its then-current fiscal year.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Fund described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.


Fund Manager

Louis R. D'Arienzo, Vice President of Bankers Trust, is responsible for the day-to-day management of the Fund. Mr. D'Arienzo has been employed by Bankers Trust since 1981 and has twelve years trading and investment experience in fixed income securities.

Expenses

In addition to the fees of Bankers Trust, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowners"), the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as
Contractowner servicing, distribution of reports to Contractowners and prospectus printing and postage will be borne by the relevant Company. Administrator First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, One Exchange Place, Boston, Massachusetts 02109, serves as the Fund's administrator pursuant to an Administration Agreement with the Trust. Under the terms of the Administration Agreement, Investor Services Group generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Trust's Board of Trustees. Pursuant to the terms of the Administration Agreement, the Trust has agreed to pay Investor Services Group a monthly fee at the annual rate of 0.02% of the value of the Trust's average monthly net assets not exceeding $2 billion; 0.01% of the Trust's monthly average net assets exceeding $2 billion but not exceeding $5 billion; and 0.0075% of the Trust's monthly average net assets exceeding $5 billion, in addition to a flat fee of $70,000 per year for each portfolio of the Trust and a
one-time  start up fee for each  portfolio of the Trust.        Distributor
First Data Distributors, Inc. ("FDDI") serves as distributor of the Fund's shares to separate accounts of the Companies, for which it receives no separate fee from the Fund. The principal business address of the Distributor is 4400 Computer Drive, Westborough, Massachusetts 01581. Custodian and Transfer Agent Bankers Trust acts as custodian of the assets of the Fund and Investor
Services Group serves as the transfer agent for the Fund.        Organization of
the Trust

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of the Fund and the Trust's other series, par value $0.001 per share. The shares of each of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Through its separate accounts, the Companies are the Fund's sole stockholders of record, so under the 1940 Act, such Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Fund is only available to owners of variable annuities or variable life insurance policies issued by the Companies through their respective separate accounts. The Fund does not currently foresee any disadvantages to Contractowners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                        SHAREHOLDER AND ACCOUNT POLICIES

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contractowners. Contractowners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with this prospectus. The Fund and the Distributor reserve the right to reject any purchase order for shares of the Fund.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contractowner's request in proper form.


The Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

    The accompanying offering memorandum for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy. Contractowners may direct any inquiries regarding their accounts by calling their insurance company's Customer Service Center at the telephone number shown in the accompanying offering memorandum.


DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund declares dividends from its net income daily and pays the dividends monthly. Distribution of the Fund's net realized capital gains, if any, are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund, unless an election is made by a Contractowner to receive distributions in cash.


The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability.


The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. Bankers Trust intends to diversify the Fund's investments in accordance with those requirements. The enclosed offering memorandum for a Company's variable annuity or variable life insurance policies describes the federal income tax treatment of distributions from such contracts to Contractowners.


The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.

                         Investment Manager of the Fund
                   BANKERS TRUST GLOBAL INVESTMENT MANAGEMENT
                                    a unit of
                              BANKERS TRUST COMPANY

                                  Administrator
                    FIRST DATA INVESTOR SERVICES GROUP, INC.

                                   Distributor
                          FIRST DATA DISTRIBUTORS, INC.

                                    Custodian
                              BANKERS TRUST COMPANY

                                 Transfer Agent
                    FIRST DATA INVESTOR SERVICES GROUP, INC.

                             Independent Accountants
                                ERNST & YOUNG LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER



No person has been authorized to give any information or to make any representation other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

BT INSURANCE FUNDS TRUST

                              U. S. BOND INDEX FUND
                                OCTOBER 1, 1997


         BT Insurance Funds Trust (the "Trust") is currently comprised of seven series: the U.S. Bond Index Fund (the "Fund") and six other series. The shares of the Fund are described herein. Capitalized terms not otherwise defined herein shall have the same meaning as in the Prospectus.

                                Table of Contents

         Risk Factors and Certain Securities and Investment Practices...     2
         Performance Information........................................    17
         Valuation of Securities; Redemption in Kind....................    18
         Management of the Trust........................................    18
         Organization of the Trust......................................    21
         Taxation.......................................................    22

Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (the "Companies"). The investment adviser of the Fund is Bankers Trust Company (the "Manager" or "Bankers Trust"). The distributor of the Fund shares is First Data Distributors, Inc. (the "Distributor" or "FDDI "). The Prospectus for the Fund is dated October 1,1997. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling your insurance company's Customer Service Center at the telephone number shown in the accompanying offering memorandum. This Statement of Additional Information
("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Fund's Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's
Prospectus.           BANKERS  TRUST  GLOBAL  INVESTMENT  MANAGEMENT,  a unit of
BANKERS TRUST COMPANY Investment Manager of the Fund

The Trust's distributor is FIRST DATA DISTRIBUTORS, INC., 4400 Computer Drive, Westborough, MA 01581.

          RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

                              Investment Objective

         The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

                              Investment Practices

         The following is a discussion of the various investments of and techniques employed by the Fund:

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Manager will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Manager will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and
(iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


         Lending of Portfolio Securities. The Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Bankers Trust, the Distributor or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.


         Short-Term Instruments. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations of sovereign
governments,  their  agencies,   instrumentalities,   authorities  or  political
subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Rating Service ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
(v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash, U.S. Government Securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit Banks and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         Swap Agreements. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government Securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

         The successful use of swap agreements will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the "CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant or natural person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.


         Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial cash account, U.S. government obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.


         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be a debt security or preferred stock which may be converted into common stock or carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

         Ginnie Mae Certificates. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         The Ginnie Mae Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily  residential  properties  under  construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.


     Fannie Mae Certificates. The Federal National Mortgage Association ("FNMA") ("Fannie Mae") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The

     obligations of Fannie Mae are not backed by the full faith and credit of the U.S. government.

         Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate and adjustable mortgage loans secured by multifamily projects.

         Freddie Mac Certificates. The FHLMC ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

         Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Adjustable Rate Mortgages - Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

         LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

         Asset-Backed Securities. The asset-backed securities in which the Fund may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Mortgage-Backed Securities and Asset-Backed Securities Types of Credit Support. The mortgage-backed securities in which the Fund may invest are limited to those relating to residential mortgages. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities," creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of SAI is anticipated could adversely affect the return on an investment in such a security.

         Stripped Mortgage-Backed Securities. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Futures Contracts and Options on Futures Contracts

         General. The successful use of such instruments draws upon the Manager's skill and experience with respect to such instruments and usually depends on the Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on Bankers Trust's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.


         Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.


         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of the Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund, with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Manager believes that use of such contracts will benefit the Fund, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Options on Futures Contracts. The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Board of Trustees of the Trust has also adopted a restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Fund.
         Options on Securities. The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

         The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Manager will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Funds' Trustees.

         Options on Securities Indices. The Fund may purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Fund generally will only purchase or write such an option if the Manager believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Manager believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Manager may be forced to liquidate portfolio securities to meet settlement obligations.

Investment Restrictions

         The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, the Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below (as an operating policy, the Fund may not engage in dollar roll transactions);

         (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

    (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;
         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);


         (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry; and


         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in U.S. Government Securities.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not:

 (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(ii) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange (This provision does not include the sale of securities where the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Fund has no current intention to engage in short selling);

(iii) invest for the purpose of exercising control or management;

(iv) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC)to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC)to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund
     (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, the Fund will not invest in another open-end registered investment company);

(v) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees);

(vi) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal;

(vii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States stock exchange, to the extent permitted by applicable state securities laws;

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         The Fund will comply with the state securities laws and regulations of all states in which it is registered.

                Portfolio Transactions and Brokerage Commissions

         The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on fund transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain fund securities on behalf of the Fund are frequently placed by the Manager with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Manager seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Manager reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Manager is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.
         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.
         Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the management of the Trust that such information is only supplementary to the Manager's own research effort, since the information must still be analyzed, weighed and reviewed by the Manager's staff. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information is used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

         In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                             PERFORMANCE INFORMATION

                        Standard Performance Information

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

         Yield: Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Total Return: The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         Performance Results: Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

         Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Barron's, Business Week, Changing Times, The Kiplinger's Magazine, Consumer Digest, Financial World, Forbes, Fortune, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, Value Line, Wall Street Journal, Weisenberger Investment Companies Services and Working Women.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         Debt securities (other than short-term debt obligations maturing in 60 days or less), including securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

         Securities for which market quotations are not available are valued by Bankers Trust pursuant to procedures adopted by the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Manager of the Fund will value such securities based upon all relevant factors as outlined in FRR 1.

         The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to the Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.
                             MANAGEMENT OF THE TRUST

         The Board of Trustees of the Trust is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is One Exchange Place, Boston, Massachusetts.

                              Trustees and Officers

                                                                            Principal Occupations During
Name, Address and Age                   Position Held with the Trust              Past 5 Years
---------------------                   ----------------------------             ------------

Robert R. Coby, 46                      Trustee                            President of Leadership Capital Inc.
118 North Drive                                                            since 1995; Chief Operating Officer of
North Massapequa, NY 11758                                                 CS First Boston Investment Management
                                                                           (1994-1995); President of Blackhawk
                                                                           L.P. (1993-1994); Chief Financial
                                                                           Officer of Equitable Capital prior to
                                                                           February 1993.

Desmond G. FitzGerald, 53               Trustee                            Chairman of North American Properties
2015 West Main Street                                                      Group since January 1987.
Stamford, CT 06902

James S. Pasman, Jr., 66                Trustee                            Retired; President and Chief Operations
29 The Trillium                                                            Officer of National Intergroup Inc.
Pittsburgh, PA 15238                                                       (1989-1991).


*William E. Small, 55                   Trustee and President              Independent Consultant (1996-present);
                                                                           Formerly Executive Vice President of
                                                                           First Data Investor Services Group Inc.
                                                                           ("Investor Services Group") since 1994;
                                                                           Senior Vice President of The
                                                                           Shareholder Services Group, Inc.
                                                                           (1993-1994); independent consultant
                                                                           (1990-1993).

    Michael Kardok, 38                  Vice President and Treasurer       Vice President of Investor Services
                                                                           Group since May 1994; Vice President of
                                                                           The Boston Company Advisors Inc. prior
                                                                           to May 1994.

    Julie A. Tedesco, 40                Vice President and Secretary       Counsel of Investor Services Group
                                                                           since May 1994; Counsel of The Boston
                                                                           Company Advisors Inc. (1992-1994);
                                                                           Associate at Hutchins, Wheeler &
                                                                           Dittmar prior to July 1992.

     Mr. Kardok and Ms. Tedesco also hold similar positions for other investment companies for which FDDI or an affiliate serves as the principal underwriter.

         No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust. No director, officer or employee of FDDI or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

         As of September 30, 1997 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

                               Investment Manager

         Under the terms of the Fund's investment management agreement with Bankers Trust (the "Management Agreement"), Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees of the Trust. Bankers Trust will: (i) act in strict conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund; (v) oversee the administration of all aspects of the Trust's business and affairs; and (vi) supervise the performance of professional services provided by others.

         Bankers Trust bears all expenses in connection with the performance of services under the Management Agreement. The Fund bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of Bankers Trust, FDDI or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.

         Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust, in making its investment decisions, does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates, and in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                  Administrator


         Investor Services Group, One Exchange Place, Boston, Massachusetts 02109, serves as administrator of the Fund. As administrator, Investor Services Group is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. Investor Services Group will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in Investor Services Group's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


                          Custodian and Transfer Agent

         Bankers Trust serves as custodian for the Fund. As custodian, it holds the Fund's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

         Investor Services Group serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, Investor Services Group maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund.

         Bankers Trust and Investor Services Group may be reimbursed by the Fund for out-of-pocket expenses.

                                   Use of Name

         The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment manager to the Fund. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

         The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

         Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the Management Agreement and other activities for the Fund described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Fund. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants

         Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trust and the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, acts as independent accountants of the Trust and the Fund.
                            ORGANIZATION OF THE TRUST

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Through its separate accounts the Companies are the Fund's sole stockholders of record, so under the 1940 Act, the Companies are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for a investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the offering memoranda for its variable annuities and variable life insurance policies.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         The Trust was organized on January 19, 1996.

                                    TAXATION

                              Taxation of the Fund


         The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.

         As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders, that is, the Companies' separate accounts. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a federal income tax liability.


         The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Manager intends to diversify the Fund's investments in accordance with those requirements. The offering memoranda for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.


         To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

         The foregoing is only a brief summary of important tax law provisions that affect the Fund. Other federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.


                                  Distributions


         All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Companies' separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. The offering memorandum for a Company's variable annuity or variable life insurance policies describes the frequency of distributions to Contractowners and the federal income tax treatment of distributions from such contracts to Contractowners.


                                 Sale of Shares

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


     Shareholders will be notified annually as to the U.S. federal tax status of distributions.


                               Backup Withholding


         The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


                                 Other Taxation

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

         Fund shareholders may be subject to state and local taxes on their fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                         Investment Manager of the Fund
                   BANKERS TRUST GLOBAL INVESTMENT MANAGEMENT
                                    a unit of
                              BANKERS TRUST COMPANY

                                  Administrator
                    FIRST DATA INVESTOR SERVICES GROUP, INC.

                                   Distributor
                          FIRST DATA DISTRIBUTORS, INC.

                                    Custodian
                              BANKERS TRUST COMPANY

                                 Transfer Agent
                    FIRST DATA INVESTOR SERVICES GROUP, INC.

                             Independent Accountants
                                ERNST & YOUNG LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER

    No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, the SAI or the Trust's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                            PART C. OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

              (a)     Financial Statements:

                      Included in Part A

                              None

                      Included in Part B

                              None

              (b)     Exhibits:

                Exhibit
                Number              Description

                  1                 Declaration of Trust is hereby  incorporated by reference to the initial Registration Statement filed with the Securities and Exchange Commission via EDGAR on January 26, 1996.

                  2                 The  Registrant's  By-Laws are  incorporated  by reference to Amendment No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR on September 18, 1996.

                  3                 Not Applicable.

                  4                 Not Applicable.

                  5(a)              The form of Investment  Management Agreement
                                    between  Managed  Assets  Fund  and  Bankers
                                    Trust Company is  incorporated  by reference
                                    to Amendment No. 1 filed with the Securities
                                    and   Exchange   Commission   via  EDGAR  on
                                    September 18, 1996.

                   (b)              The form of Investment  Management Agreement
                                    between    Small   Cap   Index    Fund   and
                                    International  Equity Fund and Bankers Trust
                                    Company  is  incorporated  by  reference  to
                                    Pre-Effective Amendment No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 20, 1996.

                   (c)              The form of Investment  Management Agreement
                                    between  Small Cap Index  Fund,  Equity  500
                                    Index Fund and EAFE(R) Equity Index Fund and
                                    Bankers  Trust  Company is  incorporated  by
                                    reference to Post-Effective  Amendment No. 1
                                    filed  with  the   Securities  and  Exchange
                                    Commission via EDGAR on November 22, 1996.




                Exhibit
                NumberDescription


                  (d) The form of Investment Management Agreement between U.S. Bond Index Fund and Bankers
                                    Trust Company is incorporated by reference to Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission via
                                    EDGAR on July 18, 1997.

                  6                 The form of Distribution Agreement between Registrant and 440 Financial  Distributors,  Inc.
                                    is incorporated by reference to  Pre-Effective  Amendment No. 1 filed with the Securities and
                                    Exchange  Commission via EDGAR on September 20, 1996.

                  7                 Not Applicable.

                  8                 The  Custodian  Agreement  between  Registrant  and Bankers Trust  Company is  incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission via EDGAR on
                                    September 18, 1996.

                  9(a)              The  form  of  Transfer   Agency   Agreement
                                    between  Registrant  and First Data Investor
                                    Services  Group,  Inc.  is  incorporated  by
                                    reference to Amendment  No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 18, 1996.

                   (b)              The form of  Administration  Agreement  between  Registrant and First Data Investor  Services
                                    Group, Inc. is incorporated  by  reference  to  Pre-Effective  Amendment  No. 1 filed  with the
                                    Securities  and  Exchange Commission via EDGAR on September 20, 1996.

                  10                Opinion and Consent of Counsel is filed herewith.

                  11                Powers of Attorney is incorporated by reference to Post-
                                    Effective Amendment No. 3 filed with the Securities and Exchange Commission via EDGAR on
                                    August 20, 1997.


                  12                Not Applicable.

                  13(a)             The form of Purchase  Agreement  relating to Initial Capital is incorporated by reference to
                                    Amendment No. 1 filed with the Securities and Exchange Commission via EDGAR on
                                    September 18,1996.

                    (b)             The form of Purchase  Agreement  relating to
                                    Small Cap Fund and International Equity Fund
                                    is     incorporated    by    reference    to
                                    Pre-Effective Amendment No. 1 filed with the
                                    Securities and Exchange Commission via EDGAR
                                    on September 20, 1996.

                    (c)             The form of Purchase  Agreement  relating to
                                    Small Cap Index Fund,  EAFE(R)  Equity Index
                                    Fund   and   Equity   500   Index   Fund  is
                                    incorporated by reference to  Post-Effective
                                    Amendment  No. 1 filed  with the  Securities
                                    and   Exchange   Commission   via  EDGAR  on
                                    November 22, 1996.

                    (d)             The form of Purchase  Agreement  relating to
                                    the U.S. Bond Index Fund is  incorporated by
                                    reference to Post-Effective  Amendment No. 2
                                    filed  with  the   Securities  and  Exchange
                                    Commission via EDGAR on July 18, 1997.

                  14                Not Applicable.

                  15                Not Applicable.

                  16                Not Applicable.

                  17                Not Applicable.

                  18                Not Applicable.

Item 25.      Persons Controlled by or Under Common Control with Registrant

              Not Applicable.

Item 26.      Number of Holders of Securities

                                        Number of Record Holders
             Name of Fund               as of September 30,1997

             Small Cap Index Fund                 1
             EAFE Equity Index Fund               1
             Equity 500 Index Fund                 0
             Small Cap Fund                       0
             International Equity Fund            0


Item 27.      Indemnification

              Reference is made to Articles IV and V of Registrant's Declaration of Trust filed with Securities and Exchange Commission on January 26, 1996.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser

              Bankers Trust serves as investment adviser to the Trust. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market.

              To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust New York Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are engaged in any other business, profession, vocation or employment of a substantial nature.

NAME AND PRINCIPAL BUSINESS ADDRESS, PRINCIPAL OCCUPATION AND OTHER INFORMATION

George B. Beitzel, International Business Machines Corporation, 29 King Street, Chappaqua, NY 10514-3432. Director, Bankers Trust Company; Retired senior vice president and Director, International Business machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman emeritus of Amherst College; and Chairman of the Colonial Willimsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice chairman and chief financial officer, Bankers Trust Company and Bankers Trust New York Corporation; Beneficial owner, general partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Olden Lane, Princeton, NJ 08540. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; and Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust New York Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10017. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group pic.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust New York Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

N.J. Nicholas Jr., 15 West 53rd Street, New York, NY 10019. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, 39 Locust Avenue, Suite 204, New Canaan, CT 06840. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman,
National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emerita, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust New York Corporation and Bankers Trust Company; Director, bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, 599 Lexington Avenue, 40th Floor, New York, NY 10022. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust New York Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

A.B.  Krongard,  BT Alex.  Brown  Incorporated,  One South  Street,  30th Floor,
Baltimore, MD 21202. Chairman of the Board of Directors and Chief Executive Officer of Alex. Brown Incorporated. In addition, Mr. Krongard, 60 years old, becomes a Vice Chairman of the Boards of Bankers Trust New York Corporation and Bankers Trust Company. He has been Chief Executive Officer of Alex. Brown since 1991, adding the title of Chairman in 1994. He is also a Director of the Securities Industry Association and a Trustee and member of the Executive Committee of The Johns Hopkins Health System.

Lee A. Ault III, Lee Ault & Company, 1901 Avenue of the Stars, Suite 1800, Los Angeles, CA 90067-6018. Director of Alex. Brown Incorporated and for 23 years Chief Executive Officer of Telecredit, Inc., Los Angeles, which merged in 1990 with Equifax, Inc., the Atlanta-based provider of financial information and processing technology. He remains a Director of Equifax and serves as a Director of Sunrise Medical Inc. and Viking Office Products, Inc. Mr. Ault is 60 years old.

Neil R. Austrian, National Football League, 280 Park Avenue, Floor 17E, New York, NY 10017. Director of Alex. Brown Incorporated and President and Chief Operating Officer of the National Football League, a post he has held since 1991. Mr. Austrian, 56 years old, was previously a Managing Director of Dillon, Read & Co.,Chairman and Chief Executive Officer of Showtime/The Movie Channel and President and Chief Executive Officer of Doyle Dane Bernbach.

G. Richard Thoman, Xerox Corporation, 800 Long Ridge Road, Stamford, CT 06904. President and Chief Operating Officer of the Xerox Corporation and a member of its board of Directors since June 15, 1997. Prior to joining Xerox, Mr. Thoman was Senior Vice President and Chief Financial Officer of the IBM Corporation. He is 53 years old.



Item 29.      Principal Underwriters

     (a) In addition to BT Insurance Funds Trust, First Data Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, Panorama Trust, CT&T Funds, First Choice Funds Trust, LKCM Funds, Potomac Funds and the Wilshire Target Funds, Inc. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is a wholly-owned subsidiary of First Data Corporation and is located at 4400 Computer Drive, Westborough, MA 01581.

     (b) The information required by this Item 29 (b) with respect to each director, officer, or partner of First Data Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by First Data Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).

     (c) Not Applicable.

Item 30.      Location of Accounts and Records

     All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

              (1)     Bankers Trust Global Investment Management
                      280 Park Avenue
                      New York, NY 10017

              (2)     First Data Distributors, Inc.
                      4400 Computer Drive
                      Westborough, MA 01581

              (3)     Bankers Trust Company
                      280 Park Avenue
                      New York, NY 10017

              (4)     First Data Investor Services Group, Inc.
                      One Exchange Place
                      Boston, MA 02109

Item 31.      Management Services

              Not Applicable.

Item 32.      Undertakings

              (a)     Not Applicable.

              (b)  The  undersigned  Registrant  hereby  undertakes  to  file  a
post-effective   amendment,   using  financial  statements  which  need  not  be
certified, within four to six months after the effective date of the Registration Statement under the Securities Act of 1933.

              (c) The  Registrant  will furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders, upon request and without charge.

              (d) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to communications with the shareholders of certain common-law trusts.

                                INDEX TO EXHIBITS


   Exhibit Number                   Exhibit


      10                            Opinion and Consent of Counsel

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 4 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 1st day of October, 1997.

                            BT Insurance Funds Trust

                                                       By:             *
                                William E. Small


* By:
                  /s/ Julie A. Tedesco
                  Julie A. Tedesco
                  as Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


         Signatures                            Title                                Date

   *                                    President and Trustee                  October 1, 1997
------------------------------
William E. Small

   *                                    Treasurer and Vice President           October 1, 1997
------------------------------
Michael Kardok

   *                                    Trustee                                October 1, 1997
------------------------------
Robert R. Coby

   *                                    Trustee                                October 1, 1997
------------------------------
Desmond G. Fitzgerald

   *                                    Trustee                                October 1, 1997
------------------------------
James S. Pasman

* By:
                  /s/ Julie A. Tedesco
                  Julie A. Tedesco
                  as Attorney-in-Fact


* The Powers of Attorney are incorporated by reference to Post-Effective
Amendment No. 3 filed   with the Securities and Exchange Commission via EDGAR
on August 20, 1997.